UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2026

WORTHINGTON STEEL, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-41830	92-2632000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 W. Old Wilson Bridge Road
Columbus, Ohio		43085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 840-3462

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 23, 2026, Worthington Steel, Inc. (“we,” “us,” “our” and “registrant”) held our 2026 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on July 28, 2026, the record date for the Annual Meeting, there were a total of 50,946,619 common shares outstanding and entitled to vote. At the Annual Meeting, the holders of 46,424,421 of our common shares were represented by proxy, constituting a quorum.

The results of the voting on the proposals presented to the shareholders at the Annual Meeting were as follows:

Proposal 1 — Election of Directors

	Votes For	Votes Against	Abstentions	Broker Non-Votes
John B. Blystone	39,730,893	3,029,730	46,662	3,617,136
John H. McConnell II	40,089,707	2,654,409	63,169	3,617,136
Nancy G. Mistretta	40,137,963	2,628,796	40,526	3,617,136
Sidney A. Ribeau	35,605,161	7,048,805	153,319	3,617,136

At the Annual Meeting, our shareholders elected each of Mr. Blystone, Mr. McConnell, Mr. Ribeau and Ms. Mistretta as a director for a three-year term, expiring at the annual meeting of shareholders occurring in 2029.

Proposal 2 — Advisory Vote to Approve the Compensation of the NEOs

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,997,257	712,805	97,223	3,617,136

At the Annual Meeting, our shareholders approved the advisory resolution to approve the compensation of our named executive officers, as described in our proxy statement for the Annual Meeting.

Proposal 3 — Ratification of the Selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions
46,239,921	49,969	134,531

At the Annual Meeting, our shareholders ratified the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2027.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON STEEL, INC.

Date:	September 24, 2026	By:	/s/ Joseph Y. Heuer
Joseph Y. Heuer Vice President - General Counsel and Secretary